
Giga-tronics
gresham
worldwide
ROTH 34th ANNUAL CONFERENCE
March 2022

Forward Looking Statements

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that are not historical facts, such as statements about our business outlook, forecast and strategy, opportunities, business goals and objectives, and statements about historical results that may suggest trends for our business. You should not rely on these forward-looking statements as they involve risks and uncertainties and may cause actual results to vary materially from the forward-looking statements.

Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties, including those related the expected benefits of the proposed transactions; statements concerning future operating results, revenues, growth, production or market share; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the closing of the proposed transaction, including the required approvals of the Company's shareholders; the occurrence of any event or circumstance that could give rise to the termination of the Share Exchange Agreement (the "Agreement"); unexpected costs, charges or expenses resulting from the proposed transactions; our ability to successfully manage and integrate the combined business, delays with manufacturing and delivering our products; receipt or timing of future orders; cancellations or deferrals of existing orders; our need of additional financing and other risks that are described in the reports of the Company filed the SEC, including but not limited to the risks described in the Company's Annual Report on Form 10-K for its fiscal year ended March 27, 2021, and that are otherwise described or updated from time to time in other filings with the SEC.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's Web site at www.sec.gov and our website at www.giga-tronics.com These forward-looking statements are based on current expectations and the company assumes no obligation to update this information.

Giga-tronics | gresham worldwide

Giga-tronics Has Signed a Share Exchange Agreement With Gresham Worldwide

Creating a public company with scale positioned for growth in three attractive end markets

Jonathan Read, Chief Executive Officer

- Seasoned CEO with experience running Global Business Operations with specific expertise in raising capital, strengthening brands and building businesses through M&A

Timothy Long, Chief Operating Officer

- Versatile Executive with 40 years experience building businesses large and small with specific expertise in defense sector, operations management, corporate development, strategic communications, business planning, marketing and law

Lutz P. Henckels Chief Financial Officer

- Over 40 years' experience serving in the role of Chief Executive Officer of several private technology companies, as well as publicly traded companies LeCroy Corporation (LCRY), and HHB Systems (HHBX), both of which Dr. Henckels took public on Nasdaq

Robin Shaffer, Chief Innovation Officer

- Combines strong technical and business background with broad experience in wireless communications, power solutions, electronic applications and systems control

Sean Lyle, Chief Development Officer

- Combines extensive entrepreneurial experience with track record of rigorous, disciplined business development and sales management to drive organic growth

Electronic Warfare	RF Solutions	Power Conversion
		
Enertec Systems Ltd Giga-tronics	MicroSource, Inc. Excellence by Design	RELEC gresham

Excellent Product Alignment with Expanding Markets

Enertec Systems: Israel
CY21 Sales: $10.9M

Microphase Corp: CT
CY21 Sales: $7.4M

Relec Electronics Ltd.

Gresham Power Electronics

Giga-tronics
EW Test
CY21 Sales: $.7M

MicroSource, Inc.
Excellence by Design
CY21 Sales: $9.6M

Electronic Warfare

RF Solutions RF Filters

Power Conversion

This merger brings together two companies with a rarely found combination of completely complementary businesses in both Electronic Warfare and RF solutions

500+

Total Customers

60+

Tier 1 Defense Industry Prime Contractors

30+

Global Defense Ministry Programs

- **Commonality Among Business Units**
  resource synergies, expanded global reach, strengthened senior leadership team and significantly improved R&D capabilities

- **Mission Critical**
  for defense including Electronic Warfare, RADAR filters for F-15, F-16, F-18, missile components, UAV, and range applications

- **Global Presence Serving More Than 60 Customers**
  in the global defense space including all leading US defense prime contractors as well as the U.S. Department of Defense and a host of allied ministries of defense

- **Disruptive Threat Emulation Solution** for aircrew training
  using unique RADAR system architecture combined with advanced threat emulation software from prime contractor (developed over 40 years).

  > "The global Military Simulation and Training Systems market size is projected to reach USD 15.73 billion by 2028, from USD 12.23 billion in 2021"

  http://www.industryresearch.co/enquiry/request-sample/20267517

- **US** Congress passed the FY2022 NDAA that authorizes appropriations of $778B for Defense with a focus on defense electronics globally
- **UK** Defense 2021 Budget of $71.6B ranked 3rd in the World
  - UK Defense spending expected to remain at comparable levels in 2022 and beyond
- **Israeli** Defense Budget increased to $18B for 2022
  - US DoD Budget includes FMF for Israel of $3.3B in 2022 and $500MM for Israeli missile defense
- **Gresham Worldwide focuses** in areas of continuing growth, e.g., combat aircraft, force protection (IED countermeasures & situational awareness), unmanned aerial systems (UAS), missile launch, control & testing, power for naval & land combat platforms

- **GIGA's Small Size Limits Rapid Growth**
  - Capital constraints
  - Management resources
  - Limited resources to grow inorganically

  *Combination overcomes these constraints

- **32.3% GIGA Ownership** in combined Company
  - with CY21 sales of $36M

- **Drive Revenue Growth and Costs Synergies**
  - Leverage management expertise
    - M&A experience driving inorganic growth
  - Capitalize on
    - additional global reach
    - cross-selling opportunities
    - operational synergies



Gresham UK	CY19	CY20	CY21
			preliminary
Revenues	$ 1,920,594	$ 1,325,285	$ 927,000
Cost of revenues	$ 1,242,439	$ 1,063,464	$ 773,719
Gross profit	678,155	261,821	153,281
GM%	35%	20%	17%
Total operating expenses	857,960	819,278	956,000
Operating Income (Loss)	(179,805)	(557,457)	(802,719)
EBITDA	(205,430)	(487,370)	(721,031)

Challenges due to BREXIT and COVID, Backlog $1M

RELEC UK	CY19	CY20	CY21
		since Nov. 2020	preliminary
Revenues	$ -	$ 598,500	$ 6,978,168
Total Revenues			
Cost of revenues	$ -	$ 381,300	$ 4,601,523
Gross profit	-	217,200	2,376,645
GM%		36%	34%
Total operating expenses	-	123,103	1,583,581
Operating Income (Loss)	-	94,097	793,064
EBITDA		223,507	1,138,795

Successful Acquisition, Backlog $5.6M

Enertec	CY19	CY20	CY21
			preliminary
Revenues	$ 8,851,184	$ 9,273,158	$ 10,932,813
GROWTH %		5%	18%
Cost of revenues	$ 6,916,481	$ 6,597,193	$ 7,372,794
Gross profit	1,934,703	2,675,965	3,560,020
GM%	22%	29%	33%
Total operating expenses	2,450,420	3,278,202	2,676,786
Operating Income (Loss)	(515,717)	(602,237)	883,234
EBITDA	(557,177)	239,305	1,090,482

Steady Growth, Improved Gross Margins, Profitable
Backlog $9.5M

Microphase	CY19	CY20	CY21
			preliminary
Revenues	$ 4,460,065	$ 7,015,778	$ 7,373,849
GROWTH %		57%	5%
Cost of revenues	$ 3,083,901	$ 4,399,762	$ 5,241,793
Gross profit	1,376,164	2,616,016	2,132,056
GM%	31%	37%	29%
Total operating expenses	1,470,652	1,846,581	2,256,064
Operating Income (Loss)	(94,488)	769,435	(124,008)
EBITDA	$ (21,289)	$ 901,992	$ 741,616

Substantial growth from $4.5M to $7.4M
Backlog $9.6M



COMBINED REVENUE
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
CY19
CY20
CY21
CY22 FCST
MICROPHASE
MICROSOURCE
ENERTEC
EW TEST
GRESHAM UK
RELEC UK



EBITDA
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
Targeting $4M+
EBITDA in CY22
CY19
CY20
CY21
CY22
FCST

EBITDA Improvements Due To:

1. Elimination of BitNile Corporate Charges
2. Growth of EW Threat Emulation business
3. Synergies

Giga-tronics | gresham

	Post Combination			
	GIGA	GWW	Total	% Total
Ownership Ratio	32.26%	67.74%	100.00%	
Common Stock Equivalents	3,186,548	2,920,085	6,106,633	54.2%
Preferred Stock		3,960,042	3,960,042	35.2%
Options, Restricted Stock Grants, Warrants	446,255	749,626	1,195,881	10.6%
Fully-Diluted Shares Outstanding	**3,632,803**	**7,629,753**	**11,262,556**	**100.0%**

1. GIGA common stock includes 461,538 prefunded warrants
2. Giga preferred stock gets cashed out; Gresham preferred stock is for majority shareholder "BitNile"
3. Expect Proxy early April, GIGA shareholder vote early May
4. Planning NASDAQ up-list and $25M capital raise (40% BitNile) in June

- Well positioned in **three mission critical end markets**
  - Electronic Warfare, RF Solutions / Filters, Power Conversion
  - **Disruptive** threat emulation solution for aircrew training

- **Highly synergistic** with **significant cross-selling opportunities** to drive organic growth

- **Transforms scale** of public entity
  - Enable Up-list to major exchange, targeting June 2022
  - Grow capital base to drive inorganic growth

- **Solid, stable businesses** limit risks
  - Experienced management team
  - Divisions have been in business for decades
  - Large backlog, sole source recurring revenue streams
  - Tier 1 customer base

Giga-tronics | gresham worldwide

Expect proxy early April
Expect shareholder vote early May



At current share price of $2.60/share combined business valued below 1x revenue (.66x) and at modest multiple (~7x) of potential future EBITDA

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the Securities and Exchange Commission (the "SEC"), including a preliminary proxy statement and definitive proxy statement or consent solicitation statement. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT OR CONSENT SOLICITATION MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or at www.gigatronics.com.

Additionally, the Company will file other relevant materials in connection with the Company's proposed acquisition of Gresham pursuant to the terms of the Share Exchange Agreement by and among the Company, BitNile and Gresham. The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents of the Company's shareholders in connection with the proposed acquisition. Shareholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company's executive officers and directors in the solicitation by reading the Company's most recent Annual Report on Form 10-K, which was filed with the SEC on June 25, 2021 and the amendment thereto, which was filed with the SEC on July 26, 2021. These documents are available free of charge at the SEC's website at www.sec.gov or by going to the Company's website at www.gigatronics.com. Information concerning the interests of the Company's participants in the solicitation, which may, in some cases, be different than those of the Company's shareholders.